[front cover]

October 31, 1999

AMERICAN CENTURY(reg.sm)
Annual Report

[graphic of runners]
[graphic of person looking at computer screen]

Ultra
Vista

[american century logo(reg.sm)]
American
Century

[inside front cover]

Y2K Testing Efforts Pay Dividends in Preparedness
--------------------------------------------------------------------------------

   Y2K, short for the year 2000, refers more specifically to the date change from December 31, 1999, to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years -- 99 instead of 1999.

   When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

   Recognizing the possible impact of the Y2K issue, our senior-level Steering
Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000, a non-event for American Century investors.

   Currently, all of our computer systems have been modified, tested and returned to production. We have an ongoing commitment to testing our systems with our vendors and business partners and within the industry throughout the rest of the year.

   In March and April of this year, we participated in the Security Industry
Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data
Test conducted by the SIA and Financial Information Forum in May. Again, the
computer scripts were executed successfully with no Y2K-related errors.

   In addition to our testing schedule, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We will conduct practice drills of contingency scenarios during the rest of 1999 and refine those plans to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

ULTRA
(TWCUX)
-----------------------------------------

VISTA
(TWCVX)
-----------------------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY
FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

Tackling the Rollover Challenge
--------------------------------------------------------------------------------

   Changing jobs or retiring? The American Century Personalized Rollover
Service(SM) provides individualized service that makes rolling over your employer-sponsored retirement plan easy and stress free.

   Our Rollover Expert Team will:

   * Give personal guidance on which options best meet your retirement needs by explaining the types of investments available through both our mutual funds and American Century Brokerage.

   * Assist you with the paperwork, helping to ensure it's completed right the first time.

   * Monitor retirement plan money as it rolls over from your employer-sponsored plan to the American Century Rollover IRA account.

   Call the Rollover Expert Team weekdays 7 a.m. to 7 p.m. (CT) at
1-888-345-2431, ext. 4232, or visit our Web site at www.americancentury.com.

Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III and James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Growth-oriented investors--including those in Ultra and Vista--were well-rewarded during the 12 months ended October 31, 1999. It was no cakewalk, however--the period will be remembered as one of heightened stock market volatility, particularly during the last six months when the Federal Reserve twice raised interest rates. Nonetheless, several sectors of the economy, especially those connected to the Internet, displayed strong earnings growth, of which our funds took advantage.

     On the corporate front, we are constantly looking for ways to enhance our ability to generate investment returns and reduce costs associated with the management of our funds. One priority, for example, has been reducing the costs of buying and selling securities for our funds. Thus, we have been investing in companies that provide technology for electronic communications networks (ECNs).
Today, more than one-third of our equity trades are executed over these
"alternative" networks. Savings in this area directly affect the performance of your funds.

     We're also pleased to report that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     Finally, in the spirit of our ongoing Year 2000 readiness disclosure, we've provided a complete update on our preparations for Y2K on the inside front cover of this report.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Chairman of the Board and Founder

/s/James E. Stowers III
James E. Stowers III
Vice Chairman of the Board and Chief Executive Officer

[right margin]

Table of Contents

   Report Highlights ....................................................... 2
   Market Perspective ...................................................... 3

ULTRA

VISTA

FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities ..........................................................16
   Statements of Operations ................................................17
   Statements of Changes
      in Net Assets ........................................................18
   Notes to Financial
      Statements ...........................................................19
   Financial Highlights ....................................................22
   Independent Auditors'
      Report ...............................................................28

OTHER INFORMATION
   Share Class and Retirement
      Account Information                                                   29
   Background Information
      Investment Philosophy
         and Policies                                                       30
      Comparative Indices                                                   30
      Portfolio Managers                                                    30
   Glossary                                                                 31

[end right margin]

                                                www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Even though the past year was marked by heightened stock market volatility, the period was rewarding for growth investors. The Dow Industrials reached a record high during the year.

* Technology stocks were the big winners, particularly companies involved either directly or indirectly with what has become an economy within an economy, the
  Internet. The NASDAQ Composite, home to many high-tech firms, had spectacular results for the 12 months ended October 31, 1999. Ultimately, the period showed that market volatility is a two-way street, and doesn't always lead to negative returns.

ULTRA

* With growth stocks in favor, Ultra significantly outperformed the Standard
  & Poor's 500 Index. Technology stocks paced the market, and more than a third of Ultra's portfolio was devoted to technology-oriented firms in various fields.

* Ultra was drawn to cable and media stocks during the period, particularly cable providers with high-capacity digital networks that can carry a large number of services in and out of the home. The fund also looked for results from investments in companies involved in various facets of wireless communications.

* Ultra's investments in pharmaceutical stocks, accounting for almost 10% of the fund, were slowed by uncertainty surrounding Medicare's coverage for prescription drugs and increased earnings power in other sectors of the economy.

VISTA

* Vista's performance for the year far outdistanced that of its benchmark, the
  Russell 2500 Growth Index, thanks to the fund's significant investments in technology-oriented companies. In addition, Vista's 10 largest positions accounted for more than 40% of its assets, and a number of these holdings turned in strong results.

* The fund's double-digit weighting in many types of semiconductor stocks received a boost as recovering global economies once again began buying computer chips. The strong results turned in by electrical equipment was paced by strong demand for wireless phones. Another strong performing industry, media, benefited from strong cable TV growth in Europe and other countries.

* Vista also benefited from moving out of interest rate-sensitive banks, financial services companies, and electric utilities. These stocks declined as interest rates climbed in the first three quarters of 1999.

[left margin]

                               ULTRA(1)
                               (TWCUX)
       TOTAL RETURNS:                            AS OF 10/31/99
          6 Months                                     6.30%(2)
          1 Year                                         37.94%
       INCEPTION DATE:                                  11/2/81
       NET ASSETS:                             $36.2 billion(3)

                               VISTA(1)
                               (TWCVX)
       TOTAL RETURNS:                            AS OF 10/31/99
          6 Months                                    34.94%(2)
          1 Year                                         66.24%
       INCEPTION DATE:                                 11/25/83
       NET ASSETS:                              $1.2 billion(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and
    Institutional classes.

Investment terms are defined in the Glossary on pages 31-32.

2      1-800-345-2021

Market Perspective from James E. Stowers III
--------------------------------------------------------------------------------

[photo of James E. Stowers III]
James E. Stowers III, Chief Executive Officer of American Century

THE YEAR IN BRIEF

     This has been a year of sharp contrasts. Consider the climate in which stocks began our fiscal year, and the atmosphere in which they ended it. In
October 1998, we were coming off a substantial downturn, which saw the S&P
500 drop 18% in just over 80 days. The Asian financial crises were with us, and the financial markets had been shaken by the collapse of a major U.S. hedge fund.

     Credit the Federal Reserve with quickly stepping in the fall of 1998 and lowering interest rates. Stocks began to recover--to the point where the Dow
Jones Industrials went beyond the 10,000 level for the first time ever and closed above 11,000 a month later.

     For the first half of our fiscal year, a handful of large growth stocks led the market. In April, long-neglected value stocks and those of smaller companies suddenly rallied amid signs of economic recovery in Asia. Unfortunately, their performance run ended only a few weeks later. When the Federal Reserve reversed course and raised rates in July and August, the market retreated. But inflation remained dormant--despite the lowest unemployment rate in 30 years--corporate earnings strengthened, and stock prices rallied again in late October.

A GREAT YEAR FOR GROWTH

     The period was rewarding for growth investors, particularly for those focused on technology, like many of our portfolios. The Internet economy--as measured by equipment and software spending--grew by almost 70% over the last 12 months. "Technology" once stood for microchips and computers. Today it refers to a broad spectrum of companies involved in endeavors as diverse as electronics, telecommunications, cable TV and media, software, and medical products.

     The growth enjoyed by many high-tech companies was reflected in the performance of the NASDAQ Composite, where many such firms are represented.
NASDAQ gained a spectacular 67.46% during the 12 months ended October 31, 1999.

     Unfortunately, value investors had a relatively difficult time. The S&P
500/ BARRA Growth Index was up 31.29% for the 12 months, versus a 19.01% gain for the S&P 500/BARRA Value Index.

A FINAL THOUGHT

     The last 12 months saw heightened stock market volatility as earnings-
conscious investors quickly rewarded companies that exceeded expectations and swiftly punished those that fell short. Volatility can be unnerving, but it doesn't always lead to negative returns, as our results this year demonstrate.

     Ultimately, fiscal 1999 illustrates why we try to remain fully invested.
Market upturns tend to be sudden and powerful. We want investors in position to take full advantage of "good" volatility.

[right margin]

"ULTIMATELY, FISCAL  1999 ILLUSTRATES WHY  WE TRY TO REMAIN FULLY INVESTED.
MARKET UPTURNS TEND TO BE  SUDDEN AND POWERFUL. WE WANT INVESTORS IN POSITION TO
TAKE FULL ADVANTAGE OF 'GOOD'  VOLATILITY."

MARKET RETURNS
FOR THE YEAR ENDED OCTOBER 31, 1999

S&P 500                25.67%
S&P MIDCAP 400         21.07%
RUSSELL 2000           14.87%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE YEAR ENDED OCTOBER 31, 1999

[data shown in line chart]

Date          S&P 500   S&P Mid-Cap 400   Russell 2000
10/31/1998     $1.00        $1.00            $1.00
11/30/1998     $1.06        $1.05            $1.05
12/31/1998     $1.12        $1.18            $1.12
1/31/1999      $1.17        $1.13            $1.13
2/28/1999      $1.13        $1.07            $1.04
3/31/1999      $1.18        $1.10            $1.06
4/30/1999      $1.22        $1.19            $1.15
5/31/1999      $1.19        $1.19            $1.17
6/30/1999      $1.26        $1.26            $1.22
7/31/1999      $1.22        $1.23            $1.19
8/31/1999      $1.22        $1.19            $1.14
9/30/1999      $1.18        $1.15            $1.14
10/31/1999     $1.26        $1.21            $1.15

Value on 10/31/99
S&P 500            $1.26
S&P MidCap 400     $1.21
Russell 2000       $1.15

[end right margin]

                                                 www.americancentury.com      3

Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                            INVESTOR CLASS                 ADVISOR CLASS               INSTITUTIONAL CLASS
                          (INCEPTION 11/2/81)           (INCEPTION 10/2/96)            (INCEPTION 11/14/96)
                         ULTRA         S&P 500           ULTRA        S&P 500          ULTRA         S&P 500

6 MONTHS(1)               6.30%          2.74%           6.19%          2.74%           6.39%          2.74%
1 YEAR                   37.94%         25.67%          37.63%         25.67%          38.21%         25.67%
-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                  24.89%         26.52%          24.59%         26.52%              --             --
5 YEARS                  24.19%         26.02%              --             --              --             --
10 YEARS                 22.12%         17.82%              --             --              --             --
LIFE OF FUND             18.86%         18.11%          23.84%      26.87%(2)          23.75%         25.07%

(1) Returns for periods less than one year are not annualized.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 29-31 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/99
Ultra         $73,714
S&P 500       $51,530

$10,000 investment made 10/31/89

[data shown in mountain chart]

                     Ultra          S&P 500
Date                 Value           Value
10/31/1989          $10,000         $10,000
10/31/1990           $9,098          $9,252
10/31/1991          $18,334         $12,351
10/31/1992          $18,252         $13,582
10/31/1993          $25,512         $15,611
10/31/1994          $24,982         $16,215
10/31/1995          $34,197         $20,502
10/31/1996          $37,887         $25,443
10/31/1997          $45,446         $33,613
10/31/1998          $53,449         $41,004
10/31/1999          $73,714         $51,530

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
S&P 500 Index is provided for comparison in each graph. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

[data shown in bar chart]

                   Ultra          S&P 500
Date               Return         Return
10/31/1990         -9.02%         -7.52%
10/31/1991        101.51%         33.50%
10/31/1992         -0.45%          9.93%
10/31/1993         39.78%         14.89%
10/31/1994         -2.08%          3.87%
10/31/1995         36.89%         26.36%
10/31/1996         10.79%         24.03%
10/31/1997         19.95%         32.10%
10/31/1998         17.61%         21.96%
10/31/1999         37.94%         25.67%

4      1-800-345-2021

Ultra--Q&A
--------------------------------------------------------------------------------

[photo of John Sykora, Jim Stowers III, and Bruce Wimberly]

     An interview with John Sykora, Jim Stowers III, and Bruce Wimberly, portfolio managers on the Ultra investment team.

HOW DID ULTRA PERFORM FOR THE 12 MONTHS ENDED OCTOBER 31, 1999?

     Ultra had a good year. The fund gained 37.94%, well above the 25.67%
increase posted by its benchmark, the Standard & Poor's 500 Index.* We're pleased with this short-term experience, but our overarching goal is to provide you with strong performance over longer periods of time. Those investors who have been in Ultra for the last five years have received an average annual return on their investment of 24.19%.

WHAT HELPED YOU ACHIEVE THESE RETURNS?

     To begin with, Ultra's investment approach centers on owning successful companies--firms experiencing strong growth in their earnings and revenues. As part of our strategy, we concentrate the portfolio in those companies we believe have the best chances to sustain their growth going forward. When we closed our
October books, Ultra's 10 largest holdings accounted for 40% of the fund.

     Growth stocks led the stock market, and within that realm, technology stocks were the strongest performers--particularly companies involved in the
Internet. The average technology stock in the S&P 500 was up 66% for the year. Ultra carried a large weighting of technology firms into the period, a broad group of companies accounting for about a third of the fund. Put simply, we were in a lot of the right stocks at the right time.

WHICH COMPANIES OR SECTORS CONTRIBUTED THE MOST TO PERFORMANCE?

     Several technology themes worked well, starting with the Internet. We believe that as bandwidth inevitably increases, the movement of economic activity to the "Net" will accelerate. Finding those companies that can successfully transition their products profitably to the virtual economy will be one of many challenges for investors in the future. As with many new industries, some of today's newly minted "dot coms" will go bust or be consolidated. The key to future investment success will be identifying those companies with sustainable business models. We are not interested in today's fad but rather tomorrow's winner. In this light we believe America Online (AOL) has positioned itself well. AOL has been a major investment in Ultra for several years and accounts for slightly more than 5% of the fund. We think AOL is the nation's best online service, and that it's run by a talented, insightful management team. Moreover, it is profitable today, with a business model that makes sense.

     EMC Corporation, another Internet-related company that provides hardware and software for data storage, might not be as familiar to you as AOL. Yet, it certainly has benefited from the explosion of data traveling the Internet. We believe that electronic commerce will place enormous demands on electronic storage.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THOSE INVESTORS WHO HAVE BEEN IN ULTRA FOR THE LAST FIVE YEARS HAVE RECEIVED
AN AVERAGE ANNUAL RETURN ON THEIR INVESTMENT OF 24.19%."

PORTFOLIO AT A GLANCE
                                                10/31/99          10/31/98
NO. OF COMPANIES                                   68               177
MEDIAN P/E RATIO                                  43.7              32.0
MEDIAN MARKET                                    $65.2             $17.4
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                                 42%              128%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 31-32.

[end right margin]

                                                 www.americancentury.com      5

Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER TECHNOLOGY THEMES FARED WELL FOR
YOU?

     We continue to like the growth rates in wireless communications and the investment potential in this part of the telecommunications market. The demand is strong and should continue for the next few years. We believe the growing trend for hand-held devices in whatever form they come in, be it cell phones or palm computers, will continue to accelerate at a rapid pace. Ultra's portfolio is positioned to benefit from those trends.

WHAT ARE SOME OF YOUR HOLDINGS IN THE WIRELESS ARENA?

     We own one of the emerging leaders in wireless technology, QUALCOMM.
QUALCOMM owns the rights and patents to CDMA technology which it develops itself and licenses out to other providers. CDMA enables wireless networks to carry more data.

     In terms of manufacturers, we believe Nokia is well-positioned to maintain its leadership in both handsets and infrastructure. Nokia has been one of the best companies at staying ahead of the wireless technology curve, putting out increasingly smarter portable phones.

HOW ABOUT WIRELESS SERVICE PROVIDERS?

     As for wireless service providers, we have benefited from Vodafone's worldwide "footprint." If the name isn't familiar to you, Vodafone is the leading wireless company in Britain, with a large wireless presence in
Europe and parts of Asia. It now has a nationwide wireless service in the United
States, thanks to its purchase of Airtouch Communications earlier this year.

     Another company that deserves mention in this space is MCI WorldCom. As the nation's second-largest phone company, WorldCom provides voice, data, Internet, and international communications. It's in the process of acquiring Sprint, which has built the only all-digital wireless network in the United States.

CABLE AND MEDIA STOCKS ALSO OCCUPY A SIGNIFICANT PORTION OF YOUR PORTFOLIO,
ALMOST 10%. WHAT DREW YOU TO THAT AREA?

     Cable firms have been big contributors to Ultra's results over the past few years--this is an exciting area of the economy that's experiencing solid earnings growth. Not only is the cable industry booming--subscriptions are climbing and there is strong demand for value-added services--but the leading cable firms are preparing their wideband networks to compete in the telecommunications marketplace, carrying voice, data, and video to and from the home.

     In addition to the media conglomerate Time Warner, one of our larger media investments is Liberty Media, a spin-out from the merger last year between
AT&T and the cable giant Tele-Communications, Inc. (TCI). Liberty is actually a collection of media-oriented assets that were under the TCI umbrella, including cable channels such as BET Black Entertainment, the Discovery Channel,
Court TV, and Animal Planet. Liberty also owns stakes in USA Network, TV Guide, and Time Warner. In a sense, this single investment is giving us exposure to a variety of areas we like in the cable industry.

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF             AS OF
                                           10/31/99           4/30/99
MICROSOFT CORP.                              6.1%               5.3%
MCI WORLDCOM, INC.                           5.7%               5.1%
AMERICA ONLINE INC.                          5.2%               4.9%
AMERICAN
   INTERNATIONAL
   GROUP, INC.                               5.1%               4.7%
GENERAL ELECTRIC
   CO. (U.S.)                                4.7%               3.4%
TIME WARNER INC.                             3.8%               4.3%
EMC CORP. (MASS.)                            3.5%               2.5%
QUALCOMM INC.                                3.3%               0.2%
AT&T CORP. - LIBERTY
    MEDIA GROUP CL A                         2.9%               2.5%
PFIZER, INC.                                 2.6%               2.6%

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
                                             AS OF             AS OF
                                           10/31/99           4/30/99
MEDIA                                        9.8%              10.7%
DRUGS                                        9.6%              10.1%
COMPUTER SOFTWARE                            9.5%               7.8%
FINANCIAL SERVICES                           8.6%               7.7%
WIRELESS
   TELECOMMUNICATIONS                        6.8%               2.1%

[end left margin]

6      1-800-345-2021

Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS AGO, YOU DISCUSSED THE SLUGGISH PERFORMANCE OF YOUR DOUBLE-DIGIT
WEIGHTING IN PHARMACEUTICALS. ULTRA STILL HAS A LARGE COMPLEMENT OF DRUG STOCKS.
HAVE THINGS IMPROVED FOR THIS SECTOR?

     We've stayed with these stocks because their fundamentals remain solid.
What has changed is the way investors are viewing them. Investor sentiment has turned against drug stocks due to uncertainty surrounding Medicare coverage for prescription drugs and increased earnings power in other sectors of the economy.
Overall, Ultra's pharmaceutical holdings continue to produce strong revenue and earnings growth. These companies have made significant investments in research and development over the last few years, which should improve future earnings.

HOW ABOUT YOUR FINANCIAL SERVICES COMPANIES? WEREN'T THEY UNDERPERFORMERS DURING
THE YEAR AS WELL?

     Rising interest rates over the summer caused problems for financial services companies in general, and banks in particular. Investors were concerned that rising rates would create credit quality problems and diminish overall loan demand. One of our favorite names in financial services remains American
International Group, which is among the premier international insurers in the world. The company is expected to benefit from the economic recovery now underway in Asia.

     We're being very selective when it comes to financial services companies, especially banks. The Internet is rapidly changing the face of this industry.
Trading, brokerage, and banking services are available online--at reduced prices. The passage of the banking reform bill will clearly lead to increased industry consolidation. We think selectivity will be extremely important in this new environment.

THE NUMBER OF COMPANIES IN ULTRA DROPPED OVER THE PERIOD. WHAT LED TO  THE
DECREASE?

     In general, we moved more money into holdings that we felt had the best chance to sustain their accelerating growth moving forward. For the most part, these stocks represent the fund's 15 largest positions, which account for more than half of Ultra's investments. In addition, we closed out a number of smaller positions that we felt were no longer appropriate for the fund.

WHAT'S YOUR STRATEGY AND OUTLOOK FOR  ULTRA MOVING FORWARD?

     The mantra here is that "money follows earnings," meaning that over time, investors tend to reward successful companies. We try to put the odds further in our favor by owning firms whose top and bottom lines are not just growing, but growing at an accelerating pace, faster this quarter than the previous one.

     Whenever we can, we look to invest money in successful companies that are also "pure plays." Instead of trying to be everything to everyone, these firms concentrate on doing a few things very well. Such companies tend to be leaders in their respective fields, with focused management and growing market share. We're confident that this strategy will continue to reward investors over longer periods of time.

[right margin]

"WE TRY TO PUT THE ODDS FURTHER IN OUR FAVOR BY OWNING FIRMS WHOSE TOP AND
BOTTOM LINES ARE NOT JUST GROWING, BUT GROWING AT AN ACCELERATING PACE, FASTER
THIS QUARTER THAN THE PREVIOUS ONE."

TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF OCTOBER 31, 1999
[data shown in pie chart]
Temporary Cash Investments          0.6%
Foreign Stocks                      3.3%
U.S. Stocks                        96.1%

AS OF APRIL 30, 1999
[data shown in pie chart]
Temporary Cash Investments          1.3%
Foreign Stocks                      0.4%
Foreign & U.S. Preferred            0.5%
U.S. Stocks                        97.8%

                                                 www.americancentury.com      7

Ultra--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

OCTOBER 31, 1999

Shares                     ($ in Thousands)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 99.4%

BANKS -- 2.9%
     9,590,000   Bank of New York Co., Inc. (The)                  $   401,581
     1,925,000   Chase Manhattan Corp.                                 168,197
     9,127,500   Citigroup Inc.                                        494,026
                                                                ---------------
                                                                     1,063,804
                                                                ---------------

CLOTHING STORES(1)
       170,000   Gap, Inc. (The)                                         6,311
                                                                ---------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 6.1%
    18,653,400   Dell Computer Corp.(2)                                747,885
    17,500,000   EMC Corp. (Mass.)(2)                                1,277,500
     1,540,000   Sun Microsystems, Inc.(2)                             162,903
       230,000   Taiwan Semiconductor
                    Manufacturing Co. Ltd. ADR(2)                        7,964
                                                                ---------------
                                                                     2,196,252
                                                                ---------------

COMPUTER SOFTWARE -- 9.5%
     1,235,000   BMC Software, Inc.(2)                                  79,233
     9,483,200   Compuware Corp.(2)                                    263,455
     5,201,200   International Business
                    Machines Corp.                                     511,668
    23,831,300   Microsoft Corp.(2)                                  2,205,885
     8,141,300   Oracle Corp.(2)                                       387,475
                                                                ---------------
                                                                     3,447,716
                                                                ---------------

CONSUMER DURABLES -- 0.1%
       225,000   Sony Corp. ORD                                         35,119
                                                                ---------------

DEPARTMENT STORES -- 3.2%
     2,214,000   Costco Companies, Inc.(2)                             177,743
     2,444,500   Dayton Hudson Corp.                                   157,976
    14,860,600   Wal-Mart Stores, Inc.                                 842,410
                                                                ---------------
                                                                     1,178,129
                                                                ---------------

DRUGS -- 9.6%
        30,000   Amgen Inc.(2)                                           2,392
     9,245,900   Bristol-Myers Squibb Co.                              710,201
     3,452,000   Lilly (Eli) & Co.                                     237,756
     7,560,800   Merck & Co., Inc.                                     601,556
    23,826,300   Pfizer, Inc.                                          941,139
       413,500   Pharmacia & Upjohn Inc.                                22,303
     7,408,400   Schering-Plough Corp.                                 366,716
     7,234,900   Warner-Lambert Co.                                    577,435
                                                                ---------------
                                                                     3,459,498
                                                                ---------------

Shares                     ($ in Thousands)                           Value
------------------------------------------------------------------------------- -

ELECTRICAL EQUIPMENT -- 4.5%
    10,317,800   Cisco Systems Inc.(2)                              $   763,840
        15,000   General Instrument Corp.(2)                                807
       908,300   JDS Uniphase Corp.(2)                                  151,544
     4,004,500   Lucent Technologies Inc.                               257,289
       720,000   Motorola, Inc.                                          70,155
     2,228,000   Nokia Corp. Cl A ADR                                   257,473
     1,065,000   Nortel Networks Corp.                                   65,963
       636,000   Solectron Corp.(2)                                      47,859
                                                                 ---------------
                                                                      1,614,930
                                                                 ---------------

ENTERTAINMENT -- 1.4%
       196,000   Viacom, Inc. Cl A(2)                                     8,930
    11,048,000   Viacom, Inc. Cl B(2)                                   494,398
                                                                 ---------------
                                                                        503,328
                                                                 ---------------

FINANCIAL SERVICES -- 8.6%
     1,999,200   American Express Co.                                   307,877
     9,336,400   Fannie Mae                                             660,550
     7,950,500   Federal Home Loan
                    Mortgage Corporation                                429,824
    12,577,500   General Electric Co. (U.S.)                          1,705,037
                                                                 ---------------
                                                                      3,103,288
                                                                 ---------------

FOOD & BEVERAGE -- 2.0%
     9,251,700   Coca-Cola Company (The)                                545,850
     7,045,000   Coca-Cola Enterprises, Inc.                            180,088
                                                                 ---------------
                                                                        725,938
                                                                 ---------------

GAS & WATER UTILITIES -- 1.2%
    10,686,000   Enron Corp.                                            426,772
                                                                 ---------------

HOME PRODUCTS -- 1.8%
     2,488,000   Colgate-Palmolive Co.                                  150,524
     4,843,200   Procter & Gamble Co. (The)                             507,931
                                                                 ---------------
                                                                        658,455
                                                                 ---------------

INDUSTRIAL PARTS -- 2.6%
    23,409,120   Tyco International Ltd.                                934,902
                                                                 ---------------

INFORMATION SERVICES -- 0.8%
     3,525,000   Gemstar International Group Ltd.(2)                    305,794
                                                                 ---------------

INTERNET -- 5.4%
    14,412,600   America Online Inc.(2)                               1,869,134
       582,900   Yahoo! Inc.(2)                                         104,412
                                                                 ---------------
                                                                      1,973,546
                                                                 ---------------

MEDIA -- 9.8%
    26,704,400   AT&T Corp. -- Liberty Media
                    Group Cl A(2)                                     1,059,831

8       1-800-345-2021                            See Notes to Financial Statements

Ultra--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

MEDIA (continued)
     5,378,160   Clear Channel
                    Communications, Inc.(2)                        $   432,270
    16,100,000   Comcast Corp. Cl A                                    677,709
    19,722,200   Time Warner Inc.                                    1,374,391
                                                               ----------------
                                                                     3,544,201
                                                               ----------------

MEDICAL PRODUCTS & SUPPLIES -- 4.0%
     5,771,100   Guidant Corp.                                         284,948
     5,350,100   Johnson & Johnson                                     560,423
    17,273,400   Medtronic, Inc.                                       598,091
                                                               ----------------
                                                                     1,443,462
                                                               ----------------

PROPERTY AND CASUALTY
INSURANCE -- 6.2%
    18,044,781   American International Group, Inc.                  1,857,485
         5,816   Berkshire Hathaway Inc. Cl A(2)                       371,642
                                                               ----------------
                                                                     2,229,127
                                                               ----------------

SEMICONDUCTOR -- 5.7%
     4,294,700   Applied Materials, Inc.(2)                            385,852
     8,877,000   Intel Corp.                                           687,135
     1,998,600   Linear Technology Corp.                               139,715
     1,985,000   Maxim Integrated Products, Inc.(2)                    156,629
     2,553,600   Micron Technology, Inc.(2)                            182,104
     5,045,400   Texas Instruments Inc.                                452,825
       805,000   Xilinx, Inc.(2)                                        63,268
                                                               ----------------
                                                                     2,067,528
                                                               ----------------

SPECIALTY STORES -- 1.3%
     6,266,000   Home Depot, Inc.                                      473,083
                                                               ----------------

TELEPHONE -- 5.9%
     2,340,000   Global Crossing Holdings Ltd.(2)                       81,096
    23,863,374   MCI WorldCom, Inc.(2)                               2,047,030
                                                               ----------------
                                                                     2,128,126
                                                               ----------------

WIRELESS TELECOMMUNICATIONS -- 6.8%
     5,370,300   QUALCOMM Inc.(2)                                    1,196,066
     4,304,300   Sprint PCS(2)                                         356,988
    17,177,500   Vodafone Group plc ADR                                823,446
    17,679,060   Vodafone Group plc ORD                                 82,247
                                                               ----------------
                                                                     2,458,747
                                                               ----------------
TOTAL COMMON STOCKS                                                 35,978,056
   (Cost $21,229,624)                                          ----------------

Principal Amount           ($ in Thousands)                          Value
------------------------------------------------------------------------------- -

TEMPORARY CASH INVESTMENTS -- 0.6%
       $11,767   FNMA Discount Notes,
                   5.46%, 1/18/00(3)                               $    11,628

   Repurchase Agreement, Goldman Sachs & Co.,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.13%, dated 10/29/99,
      due 11/1/99 (Delivery value $201,386)                            201,300

   Repurchase Agreement, Morgan Stanley Group,
      Inc., (U.S. Treasury obligations), in a joint
      trading account at 5.16%, dated 10/29/99,
      due 11/1/99 (Delivery value $15,507)                              15,500
                                                               ----------------
TOTAL TEMPORARY CASH INVESTMENTS                                       228,428
   (Cost $228,428)                                             ----------------

TOTAL INVESTMENT SECURITIES -- 100.0%                              $36,206,484
                                                               ================
   (Cost $21,458,052)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                 ($ in Thousands)
   Contracts           Settlement                               Unrealized
    to Sell               Date                   Value             Loss
-----------------------------------------------------------------------------

  108,162,361  EURO     11/30/99               $114,265           $(100)
                                        =======================================
(Value on Settlement Date $114,165)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called
"forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share
FNMA = Federal National Mortgage Association

(1) Industry is less than 0.05% of total investment securities.
(2) Non-income producing.
(3) Rate disclosed is the yield to maturity at purchase.

See Notes to Financial Statements                    www.americancentury.com      9

Vista--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 1999

                              INVESTOR CLASS                 ADVISOR CLASS               INSTITUTIONAL CLASS
                            (INCEPTION 11/25/83)          (INCEPTION 10/2/96)            (INCEPTION 11/14/96)
                                     RUSSELL 2500                   RUSSELL 2500                   RUSSELL 2500
                         VISTA       GROWTH INDEX        VISTA      GROWTH INDEX       VISTA       GROWTH INDEX

6 MONTHS(1)              34.94%          9.51%          34.89%          9.51%          34.87%          9.51%
1 YEAR                   66.24%         37.39%          65.87%         37.39%          66.42%         37.39%
-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                   4.31%         12.98%           4.12%         12.98%             --              --
5 YEARS                  11.86%         15.71%             --             --              --              --
10 YEARS                 11.35%         13.24%             --             --              --              --
LIFE OF FUND             12.08%         N/A(2)           1.54%         11.46%(3)        4.48%         11.98%(4)

(1) Returns for periods less than one year are not annualized.

(2) Benchmark began 1/1/86.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/96, the date nearest the class's inception for which data are available.

See pages 29-31 for information about share classes, the Russell 2500 Growth
Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value as of 10/31/99
Russell 2500 Growth     $34,671
Vista                   $29,277

$10,000 investment made 10/31/89

[data shown in mountain chart]

                     Vista        Russell 2500 Growth
Date                 Value             Value
10/31/1989          $10,000           $10,000
10/31/1990           $7,782            $7,735
10/31/1991          $13,049           $12,944
10/31/1992          $13,644           $13,234
10/31/1993          $16,062           $16,407
10/31/1994          $16,730           $16,712
10/31/1995          $24,124           $20,633
10/31/1996          $25,803           $24,040
10/31/1997          $25,878           $29,292
10/31/1998          $17,613           $25,235
10/31/1999          $29,277           $34,671

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The
Russell 2500 Growth Index is provided for comparison in each graph. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell
2500 Growth Index do not. The graphs are based on Investor Class shares only;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING OCTOBER 31)

[data shown in bar chart]

                               Russell 2500
                   Vista       Growth Index
Date               Return         Return
10/31/1990        -22.17%        -22.65%
10/31/1991         67.67%         67.34%
10/31/1992          4.55%          2.24%
10/31/1993         17.72%         23.98%
10/31/1994          4.16%          1.86%
10/31/1995         44.20%         23.46%
10/31/1996          6.96%         16.51%
10/31/1997          0.29%         21.85%
10/31/1998        -31.94%        -13.85%
10/31/1999         66.24%         37.39%

10      1-800-345-2021

Vista--Q&A
--------------------------------------------------------------------------------

[photo of Arnie Douville and Glenn Fogle]

     An interview with Arnie Douville and Glenn Fogle, portfolio managers on the
Vista investment team.

HOW DID VISTA PERFORM DURING THE FISCAL YEAR ENDED OCTOBER 31?

     Vista's outstanding 66.24% return was almost two times greater than that of its benchmark, the Russell 2500 Growth Index, which gained 37.39%.* That performance placed Vista in the 27th percentile of its peer group (62 out of 230 mid-cap growth funds) for the one-year period, according to Lipper Inc.**

     Vista's strong gain this year was especially satisfying, given its underperformance during the previous two years. In April 1998, we outlined the steps we were taking to improve the fund's results. Chief among them were strengthening the portfolio team, developing improved investment tools, and more effectively implementing our earnings-based investment approach. Vista's returns relative to its benchmark began to improve shortly after these changes were fully implemented, and have continued up through the writing of this report. We realize our shareholders endured a trying period, and we are grateful for your patience.

WHAT FACTORS HELPED VISTA POST SUCH A LARGE GAIN?

     Vista was rewarded by having concentrated investments in several areas within the technology sector. This part of the economy performed the best over the period and was led by companies that are either directly or indirectly involved with the Internet, particularly companies that provide products for it.

     Medium-sized, technology-oriented firms targeted by Vista experienced a sharp turnaround in 1999, after being punished in the past two years by the economic turmoil in Asia and other overseas markets.

     Finally, we profited from having some of Vista's largest holdings turn in good results. Maintaining large positions in successful companies is a cornerstone of our earnings-based investment approach. As of October 31, Vista's
10 largest holdings represented nearly 43% of assets and five of its best-performing stocks were among them.

ELECTRICAL EQUIPMENT AND RELATED  COMPANIES COMPRISE ALMOST 40% OF  THE
PORTFOLIO. CAN YOU TELL US MORE ABOUT THE INDUSTRY AND WHY IT IS ATTRACTIVE?

     Companies that make semiconductors--computer chips--saw their profits climb sharply as recovering global economies accelerated demand for electronic devices. Semiconductors are used primarily to enable many functions in computers and consumer electronics. However, telecommunications is one of the fastest-growing uses for these chips. This is how our largest holding, JDS
Uniphase, which

* All fund returns referenced in this interview are for Investor Class shares.

** Vista ranked 73 out of 84 for the five-year period, and 32 out of 34 for the
   10-year period according to Lipper. Lipper rankings are based on average annual total returns.

[right margin]

"MEDIUM-SIZED, TECHNOLOGY-ORIENTED FIRMS TARGETED BY VISTA EXPERIENCED A SHARP
TURNAROUND IN 1999, AFTER BEING PUNISHED IN THE PAST TWO YEARS BY THE ECONOMIC
TURMOIL IN ASIA AND OTHER OVERSEAS MARKETS."

PORTFOLIO AT A GLANCE
                                               10/31/99          10/31/98
NO. OF COMPANIES                                  63                81
MEDIAN P/E RATIO                                 24.9              28.4
MEDIAN MARKET                                    $3.93             $3.24
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               187%              229%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 31-32.

[end right margin]

                                                www.americancentury.com      11

Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

represents almost 10% of the fund, is making an impact. JDS Uniphase is the leading independent producer of components that enable communications across optical networks. For example, communication companies use their components to increase fiber-optic cable lines' capacity to handle the immense traffic on the
Internet. As Internet and wireless phone use grows exponentially, service providers must add lines and upgrade existing ones. In fact, demand for JDS
Uniphase's patented technologies from large telecommunications companies like
Lucent Technologies is so great that JDS Uniphase is expanding its production capacity three-fold. We've owned this company since 1997; its shares gained 575%
this year.

     With a nearly 20% weighting in semiconductors, we're invested in a wide range of chipmakers that sell their products to a diverse set of industries. For example, Conexant Systems' chips are used in modems, network access, and wireless applications, while Micron Technology sells semiconductor memory components (or DRAMs) for PCs and data storage devices. After spot memory chip prices temporarily fell last spring, we significantly added to our position in
Boise, Idaho-based Micron, the world's second-largest DRAM builder. Micron estimates that next year the worldwide demand for memory chips may grow by more than 80%. That approaching demand imbalance is already boosting memory chip prices.

     Another related group of companies in our portfolio sells equipment used in manufacturing semiconductors. As chipmakers race to meet growing demand for their current offerings and also develop new, faster, and cheaper semiconductors, they must upgrade or replace equipment that etches millions of electronic circuits on silicon and other materials. That's why the fund got a boost from Lam Research Corp. and ASM Lithography, whose machines enable chipmakers to make smaller chips with more circuits at a lower cost per unit.

     While Vista may appear to have a large exposure to a single industry, the reality is that the fortunes of semiconductor companies are no longer tied almost exclusively to computers, as they once were. They now serve end markets as diverse as communications, health care, transportation, and entertainment.

WHICH OTHER STOCKS CONTRIBUTED TO  PERFORMANCE?

     Our third-largest industry weighting was in wireless telecommunications, accounting for another 12.8% of the fund. Within this group, we are excited about QUALCOMM, a San Diego-based builder of mobile phones and inventor of the technology that eventually may be used in every wireless phone worldwide. The company's crown jewels are the patents it holds on code-division-multiple-access
(CDMA) technology, which enables a greater number of cell phone conversations and video images to travel on the same frequencies by compressing data transmissions. The technology is truly battle-tested; it was originally developed by the government for top-secret communications because it's impervious to jamming. Just as Microsoft receives licensing revenue for every PC equipped with its software operating system, QUALCOMM earns a royalty on the sale of every cell phone using its technology. With such dominance in one of the fastest-growing industries, it's possible to understand

[left margin]

TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
                                             AS OF            AS OF
                                           10/31/99          4/30/99
JDS UNIPHASE CORP.                           9.7%             5.1%(1)
QUALCOMM INC.                                6.9%             4.3%
UNITEDGLOBALCOM CL A                         4.3%             2.5%
MICRON
   TECHNOLOGY, INC.                          3.7%             0.9%
CONEXANT
   SYSTEMS, INC.                             3.3%                -
LAM RESEARCH CORP.                           3.3%                -
ECHOSTAR
   COMMUNICATIONS
   CORP. CL A                                3.1%             2.6%
CYPRESS
   SEMICONDUCTOR
   CORP.                                     3.0%                -
VOICESTREAM
   WIRELESS CORP.                            2.8%                -
TERADYNE, INC.                               2.7%             1.8%

TOP FIVE INDUSTRIES
                                             % OF FUND INVESTMENTS
                                             AS OF            AS OF
                                           10/31/99          4/30/99
SEMICONDUCTOR                               19.4%             5.7%
ELECTRICAL EQUIPMENT                        19.4%            16.1%
WIRELESS
   TELECOMMUNICATIONS                       12.8%             6.8%
MEDIA                                        8.4%             6.2%
DRUGS                                        6.0%             3.4%

(1) Uniphase Corp. acquired JDS Fitel Inc. on 7/6/99. Surviving name is JDS
    Uniphase Corp. Percentage represents Uniphase Corp. shares owned by the fund.

[end left margin]

12      1-800-345-2021

Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

why the stock went up 702% during the year and grew to account for 7% of the fund's investments.

     In media, another fast-growing industry, we purchased UnitedGlobalCom, a
Denver-based cable-TV operator that has 4.8 million subscribers in 20 European,
Asian, and Latin American countries. The company is focusing its efforts overseas because cable TV is still in its infancy in many countries, and as a consequence, there are greater growth opportunities abroad. In Europe, for example, UnitedGlobalCom is offering phone service and Internet access over its network. The bundled service is extremely desirable to Europeans who want to surf the Internet because they can avoid the per-minute fees charged by local phone companies.

WHICH SECTORS OR STOCKS DAMPENED  PERFORMANCE?

     Our largest disappointment was Quintiles Transnational, a provider of drug testing and related services to the pharmaceutical industry. The company had been a solid performer since its 1994 IPO, but the stock declined sharply after
Quintiles lost a large drug-development contract. Although the company has other contracts in the pipeline, the market recognized that its revenue stream would slow at least temporarily. We were reducing our position in the stock when the revenue shortfall was announced, and eliminated it entirely when we heard the bad news.

WHAT CHANGES DID YOU MAKE TO THE  PORTFOLIO IN THE LAST SIX MONTHS?

     As interest rates reached bottom in late 1998, we reallocated more than 20%
of the portfolio from interest rate-sensitive electric utilities, banking, and financial industries to faster-growing technology companies. The decision was timely because while technology surged, interest rate-sensitive sectors suffered as rates climbed in 1999.

     Another significant change was reducing our health care sector weighting by half. We primarily cut stocks of medical device builders such as Steris--the world's largest provider of infection-prevention systems--and pharmaceutical companies such as Mylan Laboratories as their growth slowed.

     We did add a select few biotech firms, an area that is growing at a much faster rate than the traditional drug companies. One of Vista's best performers was MedImmune, which specializes in products to prevent and treat infectious diseases. Its stellar performance was driven by the successful introduction of
Synagis, a drug that treats a type of respiratory infection in premature infants. The drug enjoyed $250 million in sales in its first year, which helped
MedImmune's shares gain more than 200% over the last 12 months.

WHAT'S YOUR OUTLOOK FOR VISTA HEADING  INTO 2000?

     We are pleased that investment dollars are beginning to flow back into mid-cap stocks. Investors are finally seeing opportunity outside the largest growth stocks. Whether technology stocks will continue to drive the market in
2000 remains to be seen. Remember that just before this period began, technology-oriented companies weren't high on investors' lists. That's why we look for successful, growing firms, no matter what field they're in, instead of trying to anticipate the next "hot" sector of the economy.

[right margin]

"WE ARE PLEASED THAT INVESTMENT DOLLARS ARE BEGINNING TO FLOW BACK INTO MID-CAP
STOCKS. INVESTORS ARE FINALLY SEEING OPPORTUNITY  OUTSIDE THE LARGEST GROWTH
STOCKS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF OCTOBER 31, 1999
[data shown in pie chart]
Temporary Cash Investments          5.2%
U.S. Stocks                        94.8%

AS OF APRIL 30, 1999
[data shown in pie chart]
Temporary Cash Investments         2.9%
Foreign Stocks                     1.0%
U.S. Stocks                       96.1%

                                                  www.americancentury.com      13

Vista--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period. The securities are grouped by asset class (such as common stocks, corporate bonds, temporary cash investments, as applicable), and some asset classes are further broken down by industry or country.

NOTE: For securities denominated in foreign currencies,  the market value is translated into U.S. dollars based on exchange rates as of the last day of the reporting period.

OCTOBER 31, 1999

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.8%

APPAREL & TEXTILES -- 0.5%
       185,000  Jones Apparel Group, Inc.(1)                       $     5,851
                                                               ----------------

BANKS -- 0.5%
       130,000  UnionBanCal Corp.                                        5,647
                                                               ----------------

CLOTHING STORES -- 1.8%
       125,000  American Eagle Outfitters, Inc.(1)                       5,356
       355,000  Talbots, Inc.                                           16,707
                                                               ----------------
                                                                        22,063
                                                               ----------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.0%
       150,000  Electronics for Imaging, Inc.(1)                         6,042
       200,000  Seagate Technology, Inc.(1)                              5,888
                                                               ----------------
                                                                        11,930
                                                               ----------------

COMPUTER SOFTWARE -- 0.6%
       70,000  Veritas Software Corp.(1)                                 7,549
                                                               ----------------

CONSTRUCTION & REAL PROPERTY -- 0.7%
       300,000  Quanta Services, Inc.(1)                                 8,362
                                                               ----------------

DEPARTMENT STORES -- 3.1%
       740,000  Ames Department Stores, Inc.(1)                         23,472
       570,000  ShopKo Stores, Inc.(1)                                  14,286
                                                               ----------------
                                                                        37,758
                                                               ----------------

DRUGS -- 6.0%
       400,000  Chiron Corp.(1)                                         11,412
        90,000  Gilead Sciences, Inc.(1)                                 5,690
       150,000  MedImmune, Inc.(1)                                      16,786
       680,000  Protein Design Labs, Inc.(1)                            27,242
       700,000  U.S. Bioscience, Inc.(1)                                11,288
                                                               ----------------
                                                                        72,418
                                                               ----------------

ELECTRICAL EQUIPMENT -- 19.4%
       600,000  CIENA Corp.(1)                                          21,131
        80,000  Foundry Networks, Inc.(1)                               15,150
        35,641  Indigo N.V. Warrants(1)                                     20
       700,000  JDS Uniphase Corp.(1)                                  116,791
       145,000  KLA-Tencor Corporation(1)                               11,487
       140,000  Sanmina Corp.(1)                                        12,604
       545,000  Sawtek Inc.(1)                                          22,481
       850,000  Teradyne, Inc.(1)                                       32,725
                                                               ----------------
                                                                       232,389
                                                               ----------------

Shares                     ($ in Thousands)                         Value
-------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 0.9%
       200,000  AES Corp. (The)(1)                                   $  11,288
                                                               ----------------

ENERGY RESERVES & PRODUCTION -- 2.1%
       500,000  EOG Resources Inc.                                      10,406
       165,000  Noble Affiliates, Inc.                                   4,177
       300,000  Pogo Producing Co.                                       6,019
       390,000  Vintage Petroleum, Inc.                                  4,241
                                                               ----------------
                                                                        24,843
                                                               ----------------

FOREST PRODUCTS & PAPER -- 0.5%
       275,000  Smurfit-Stone Container Corp.(1)                         5,938
                                                               ----------------

HEAVY MACHINERY -- 1.0%
       220,000  Case Corp.                                              11,660
                                                               ----------------

HOTELS -- 4.0%
       655,000  Harrah's Entertainment, Inc.(1)                         18,954
       110,000  MGM Grand, Inc.(1)                                       5,610
     1,750,000  Park Place Entertainment Corp.(1)                       22,969
                                                               ----------------
                                                                        47,533
                                                               ----------------

INDUSTRIAL PARTS -- 1.1%
       350,000  Cymer, Inc.(1)                                          12,928
                                                               ----------------

INTERNET -- 2.2%
         8,200  Akamai Technologies, Inc.(1)                             1,191
       500,000  At Home Corp. Series A(1)                               18,672
        55,000  RealNetworks, Inc.(1)                                    6,035
                                                               ----------------
                                                                        25,898
                                                               ----------------

LEISURE -- 0.5%
       250,000  Station Casinos, Inc.(1)                                 6,047
                                                               ----------------

MEDIA -- 8.4%
       600,000  EchoStar Communications
                   Corp. Cl A(1)                                        37,350
       229,000  RCN Corp.(1)                                            10,956
       600,000  UnitedGlobalCom Cl A(1)                                 52,125
                                                               ----------------
                                                                       100,431
                                                               ----------------

OIL SERVICES -- 1.6%
       400,000  R&B Falcon Corp.(1)                                      4,975
       300,000  Global Marine Inc.(1)                                    4,556
       355,000  Pride International Inc.(1)                              4,881
       340,000  Rowan Companies, Inc.(1)                                 5,291
                                                               ----------------
                                                                        19,703
                                                               ----------------

PUBLISHING -- 1.3%
       120,000  Central Newspapers, Inc. Cl A                            5,152
       125,000  New York Times Co. (The) Cl A                            5,031

14     1-800-345-2021                            See Notes to Financial Statements

Vista--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)

OCTOBER 31, 1999

Shares                     ($ in Thousands)                               Value
--------------------------------------------------------------------------------

PUBLISHING (continued)
        80,000  Times Mirror Co. (New) Cl A                          $   5,770
                                                               ----------------
                                                                        15,953
                                                               ----------------

RESTAURANTS -- 1.6%
       800,000  Jack in the Box Inc.(1)                                 19,250
                                                               ----------------

SEMICONDUCTOR -- 19.4%
       350,000  ASM Lithography Holding N.V.
                   New York Shares(1)                                   25,397
       425,000  Conexant Systems, Inc.(1)                               39,684
     1,400,000  Cypress Semiconductor Corp.(1)                          35,788
       225,000  DSP Group, Inc.(1)                                      10,645
       465,000  Lam Research Corp.(1)                                   39,176
       625,000  Micron Technology, Inc.(1)                              44,570
       180,000  PMC-Sierra, Inc.(1)                                     16,959
       195,000  Qlogic Corp.(1)                                         20,310
                                                               ----------------
                                                                       232,529
                                                               ----------------

TELEPHONE -- 3.8%
       625,050  Global Crossing Holdings Ltd.(1)                        21,662
       312,500  NTL Inc.(1)                                             23,564
                                                               ----------------
                                                                        45,226
                                                               ----------------

WIRELESS TELECOMMUNICATIONS -- 12.8%
       300,000  Nextel Communications, Inc.(1)                          25,866
       371,800  QUALCOMM Inc.(1)                                        82,807
       335,000  VoiceStream Wireless Corp.(1)                           33,092
       225,000  Western Wireless Corp. Cl A(1)                          11,890
                                                               ----------------
                                                                       153,655
                                                               ----------------

TOTAL COMMON STOCKS                                                  1,136,849
   (Cost $710,758)                                             ----------------

                           ($ in Thousands)                           Value
------------------------------------------------------------------------------- -

TEMPORARY CASH INVESTMENTS -- 5.2%

   Repurchase Agreement, BA Security Services,
      (U.S. Treasury obligations), in a joint trading
      account at 5.20%, dated 10/29/99,
      due 11/1/99 (Delivery value $56,625)                          $   56,600

    Repurchase Agreement, Merrill Lynch &
       Co., Inc., (U.S. Treasury obligations), in a
       joint trading account at 5.19%, dated
       10/29/99, due 11/1/99
       (Delivery value $5,903)                                           5,900
                                                               ----------------

TOTAL TEMPORARY CASH INVESTMENTS                                        62,500
   (Cost $62,500)                                              ----------------

TOTAL INVESTMENT SECURITIES -- 100.0%                               $1,199,349
   (Cost $773,258)                                             ================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

See Notes to Financial Statements                 www.americancentury.com      15

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 1999                                                                ULTRA                 VISTA
ASSETS                                                                  (In Thousands Except Per-Share Amounts)
Investment securities, at value (identified cost of $21,458,052 and
  $773,258, respectively) (Note 3) ..................................        $36,206,484            $1,199,349
Cash ................................................................              1,888                   200
Receivable for investments sold .....................................             92,931                   486
Dividends and interest receivable ...................................             18,118                    27
                                                                      --------------------    ------------------
                                                                              36,319,421             1,200,062
                                                                      --------------------    ------------------
LIABILITIES
Payable for forward foreign currency exchange contracts .............                100                    --
Payable for investments purchased ...................................             50,286                18,553
Payable for capital shares redeemed .................................             54,061                26,628
Accrued management fees (Note 2) ....................................             28,913                   921
Distribution fees payable (Note 2) ..................................                 49                     1
Service fees payable (Note 2) .......................................                 49                     1
Payable for directors' fees and expenses ............................                 23                     1
Accrued expenses and other liabilities ..............................                 28                     3
                                                                      --------------------    ------------------
                                                                                 133,509                46,108
                                                                      --------------------    ------------------
NET ASSETS ..........................................................        $36,185,912            $1,153,954
                                                                      ====================    ==================

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) .............................        $20,241,677            $  656,415
Undistributed net investment income .................................                 --                    --
Accumulated undistributed net realized gain on investment
  and foreign currency transactions .................................          1,196,168                71,448
Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) ..........         14,748,067               426,091
                                                                      --------------------    ------------------
                                                                             $36,185,912            $1,153,954
                                                                      ====================    ==================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ..........................................................    $35,752,073,270        $1,146,076,838
Shares outstanding ..................................................        917,465,531            74,371,156
Net asset value per share ...........................................             $38.97                $15.41

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ..........................................................       $247,813,636            $7,755,294
Shares outstanding ..................................................          6,387,011               506,591
Net asset value per share ...........................................             $38.80                $15.31

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
Net assets ..........................................................       $186,024,822              $122,043
Shares outstanding ..................................................          4,753,434                 7,868
Net asset value per share ...........................................             $39.13                $15.51

16      1-800-345-2021                          See Notes to Financial Statements

Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 1999                                                      ULTRA                VISTA
INVESTMENT LOSS                                                                        (In Thousands)
INCOME:
Dividends (net of foreign taxes withheld
     of $267 and $16, respectively) ..................................         $ 189,604               $ 4,065
Interest .............................................................            10,796                 1,705
                                                                      --------------------    ------------------
                                                                                 200,400                 5,770
                                                                      --------------------    ------------------

EXPENSES (Note 2):
Management fees ......................................................           324,788                 9,565
Distribution fees -- Advisor Class ...................................               450                    14
Service fees -- Advisor Class ........................................               450                    14
Directors' fees and expenses .........................................               286                     9
                                                                      --------------------    ------------------
                                                                                 325,974                 9,602
                                                                      --------------------    ------------------

NET INVESTMENT LOSS ..................................................          (125,574)               (3,832)
                                                                      --------------------    ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
NET REALIZED GAIN ON:
Investments ..........................................................         1,307,562               107,173
Foreign currency transactions ........................................            22,492                    --
                                                                      --------------------    ------------------
                                                                               1,330,054               107,173
                                                                      --------------------    ------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
Investments ..........................................................         8,569,088               394,280
Translation of assets and liabilities in foreign currencies ..........              (350)                   --
                                                                      --------------------    ------------------
                                                                               8,568,738               394,280
                                                                      --------------------    ------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ......................         9,898,792               501,453
                                                                      --------------------    ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................        $9,773,218              $497,621
                                                                      ====================    ==================

See Notes to Financial Statements               www.americancentury.com          17

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 1999 AND OCTOBER 31, 1998
                                                                   ULTRA                          VISTA
Increase (Decrease) in Net Assets                          1999            1998            1999            1998
OPERATIONS                                                                    (In Thousands)
Net investment loss ..................................$   (125,574)   $    (19,332)   $     (3,832)   $     (5,907)
Net realized gain (loss) on investments and
  foreign currency transactions ......................   1,330,054       2,504,658         107,173         (27,871)
Change in net unrealized appreciation
  (depreciation) on investments and translation
  of assets and liabilities in foreign currencies ....   8,568,738       1,250,224         394,280        (416,761)
                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting
  from operations ....................................   9,773,218       3,735,550         497,621        (450,539)
                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .....................................        --            (8,654)           --              --
  Institutional Class ................................        --                (1)           --              --
From net realized gains on investment transactions:
  Investor Class .....................................  (2,558,619)     (4,593,562)           --           (98,425)
  Advisor Class ......................................     (10,096)         (6,944)           --              (378)
  Institutional Class ................................      (1,995)            (73)           --              (750)
                                                      ------------    ------------    ------------    ------------
Decrease in net assets from distributions ............  (2,570,710)     (4,609,234)           --           (99,553)
                                                      ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ....................   3,452,155       4,679,017        (242,960)       (398,837)
                                                      ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ................  10,654,663       3,805,333         254,661        (948,929)

NET ASSETS
Beginning of period ..................................  25,531,249      21,725,916         899,293       1,848,222
                                                      ------------    ------------    ------------    ------------
End of period ........................................$ 36,185,912    $ 25,531,249    $  1,153,954    $    899,293
                                                      ============    ============    ============    ============

18      1-800-345-2021                          See Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 1999

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Ultra Fund (Ultra) and Vista Fund (Vista) (the funds) are two of the thirteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. Ultra generally invests in companies with medium to large size market capitalization while Vista invests in companies with small to medium market capitalization. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares:
the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available.
Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation)
on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

                                                  www.americancentury.com      19

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee is 1.00%, 0.75%
and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and
Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the Investment
Company Act of 1940. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the funds under the plan during the year ended October 31, 1999, were $900,443 for Ultra and $27,537 for
Vista.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the corporation's investment manager, ACIM and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 1999, for Ultra and Vista were $14,590,217,654 and
$1,729,586,028, respectively. Sales of investment securities, excluding short-term investments, for the year ended October 31, 1999, were
$13,431,145,025 and $1,916,691,219, respectively.

    At October 31, 1999, accumulated net unrealized appreciation for Ultra and
Vista was $14,662,178,028 and $424,889,426, respectively, based on the aggregate cost of investments for federal income tax purposes of $21,544,305,666 and
$774,459,771, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $14,773,476,108 and $447,517,785 for Ultra and Vista,
respectively, and unrealized depreciation of $111,298,080 and $22,628,359, respectively.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                        ULTRA                            VISTA
                                                SHARES           AMOUNT          SHARES         AMOUNT
INVESTOR CLASS                                                       (IN THOUSANDS)
Shares Authorized ..........................   3,500,000                            710,000
                                            ==============                      =============
YEAR ENDED OCTOBER 31, 1999
Sold .......................................     224,914       $ 8,003,665           57,121        $ 670,261
Issued in reinvestment of distributions ....      80,171         2,515,534               --               --
Redeemed ...................................    (205,318)       (7,309,515)         (79,279)        (913,989)
                                            --------------    --------------    -------------    -------------
Net increase (decrease) ....................      99,767       $ 3,209,684          (22,158)       $(243,728)
                                            ==============    ==============    =============    =============

YEAR ENDED OCTOBER 31, 1998
Sold .......................................     224,437       $ 7,006,778           98,587      $ 1,196,006
Issued in reinvestment of distributions ....     170,508         4,526,262            7,926           95,322
Redeemed ...................................    (225,564)       (6,959,796)        (135,809)      (1,678,583)
                                            --------------    --------------    -------------    -------------
Net increase (decrease) ....................     169,381       $ 4,573,244          (29,296)     $  (387,255)
                                            ==============    ==============    =============    =============

20   1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 1999

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                        ULTRA                            VISTA
                                                SHARES           AMOUNT          SHARES         AMOUNT
ADVISOR CLASS                                                         (IN THOUSANDS)
SHARES AUTHORIZED .........................      300,000                            210,000
                                            ==============                      =============
YEAR ENDED OCTOBER 31, 1999
Sold ......................................        6,738         $ 241,379              346        $   4,163
Issued in reinvestment of distributions ...          318             9,982               --               --
Redeemed ..................................       (3,862)         (139,274)            (278)          (3,338)
                                            --------------    --------------    -------------    -------------
Net increase ..............................        3,194         $ 112,087               68        $     825
                                            ==============    ==============    =============    =============

YEAR ENDED OCTOBER 31, 1998
Sold ......................................        2,873          $ 87,888              211        $   2,555
Issued in reinvestment of distributions ...          262             6,944               32              378
Redeemed ..................................         (866)          (26,625)            (256)          (3,132)
                                            --------------    --------------    -------------    -------------
Net increase (decrease) ...................        2,269          $ 68,207              (13)       $    (199)
                                            ==============    ==============    =============    =============

INSTITUTIONAL CLASS                                                   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------

SHARES AUTHORIZED .........................      200,000                             80,000
                                            ==============                      =============
YEAR ENDED OCTOBER 31, 1999
Sold ......................................        5,148          $184,926              295         $  3,219
Issued in reinvestment of distributions ...           63             1,985               --               --
Redeemed ..................................       (1,616)          (56,527)            (294)          (3,276)
                                            --------------    --------------    -------------    -------------
Net increase (decrease) ...................        3,595          $130,384                1         $    (57)
                                            ==============    ==============    =============    =============

YEAR ENDED OCTOBER 31, 1998
Sold ......................................        3,132          $ 98,660              998         $ 12,315
Issued in reinvestment of distributions ...            2                49               62              750
Redeemed ..................................       (1,985)          (61,143)          (1,986)         (24,448)
                                            --------------    --------------    -------------    -------------
Net increase (decrease) ...................        1,149          $ 37,566             (926)        $(11,383)
                                            ==============    ==============    =============    =============

--------------------------------------------------------------------------------
5. BANK LOANS

    Effective December 18, 1998, the funds, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The funds did not borrow from the line during the period December 18, 1998 through October 31,
1999.

                                                  www.americancentury.com      21

Ultra--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                      Investor Class
                                              1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period .....$    31.06     $    33.46     $    29.52     $    28.03     $    21.16
                                          ----------     ----------     ----------     ----------     ----------
Income From Investment Operations

  Net Investment Income (Loss)(1) ........     (0.14)         (0.02)          0.01          (0.05)         (0.07)

  Net Realized and Unrealized Gain on
  Investment Transactions ................     11.17           4.70           5.62           2.84           7.58
                                          ----------     ----------     ----------     ----------     ----------

  Total From Investment Operations .......     11.03           4.68           5.63           2.79           7.51
                                          ----------     ----------     ----------     ----------     ----------

Distributions

  From Net Investment Income .............      --            (0.01)          --             --             --

  From Net Realized Gains
  on Investment Transactions .............     (3.12)         (7.07)         (1.69)         (1.19)         (0.64)

  In Excess of Net Realized Gains ........      --             --             --            (0.11)          --
                                          ----------     ----------     ----------     ----------     ----------

  Total Distributions ....................     (3.12)         (7.08)         (1.69)         (1.30)         (0.64)
                                          ----------     ----------     ----------     ----------     ----------

Net Asset Value, End of Period ...........$    38.97     $    31.06     $    33.46     $    29.52     $    28.03
                                          ==========     ==========     ==========     ==========     ==========

  TOTAL RETURN(2) ........................     37.94%         17.61%         19.95%         10.79%         36.89%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets .......................      1.00%          1.00%          1.00%          1.00%          1.00%

Ratio of Net Investment Income (Loss)
to Average Net Assets ....................     (0.39)%        (0.08)%         0.03%         (0.20)%        (0.30)%

Portfolio Turnover Rate ..................        42%           128%           107%            87%            87%

Net Assets, End of Period (in millions) ..$   35,752     $   25,396     $   21,695     $   18,266     $   14,376

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

22     1-800-345-2021                             See Notes to Financial Statements

Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                       Advisor Class
                                                     1999            1998            1997            1996(1)
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period ........   $     31.00     $     33.36     $     29.52     $     29.55
                                                -----------     -----------     -----------     -----------

Income From Investment Operations

  Net Investment Loss(2) ....................         (0.23)          (0.11)          (0.07)          (0.02)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ................         11.15            4.73            5.60           (0.01)
                                                -----------     -----------     -----------     -----------

  Total From Investment Operations ..........         10.92            4.62            5.53           (0.03)
                                                -----------     -----------     -----------     -----------

Distributions

  From Net Realized Gains on
  Investment Transactions ...................         (3.12)          (6.98)          (1.69)           --
                                                -----------     -----------     -----------     -----------

Net Asset Value, End of Period ..............   $     38.80     $     31.00     $     33.36     $     29.52
                                                ===========     ===========     ===========     ===========

  TOTAL RETURN(3) ...........................         37.63%          17.36%          19.59%          (0.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .......................          1.25%           1.25%           1.25%           1.25%(4)

Ratio of Net Investment Loss
to Average Net Assets .......................         (0.64)%         (0.33)%         (0.22)%    (0.80)%(4)

Portfolio Turnover Rate .....................            42%            128%            107%             87%

Net Assets, End of Period (in thousands) ....   $   247,814     $    98,965     $    30,827     $    13,051

(1) October 2, 1996 (commencement of sale) through October 31, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements                 www.americancentury.com        23

Ultra--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                       Institutional Class
                                                1999            1998           1997(1)
--------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period ......$     31.12     $     33.53    $     30.78
                                           -----------     -----------    -----------

Income From Investment Operations

  Net Investment Income (Loss)(2) .........      (0.09)           0.03           0.06

  Net Realized and Unrealized Gain
  on Investment Transactions ..............      11.22            4.72           4.38
                                           -----------     -----------    -----------

  Total From Investment Operations ........      11.13            4.75           4.44
                                           -----------     -----------    -----------

Distributions

  From Net Investment Income ..............       --             (0.09)          --

  From Net Realized Gains
  on Investment Transactions ..............      (3.12)          (7.07)         (1.69)
                                           -----------     -----------    -----------

  Total Distributions .....................      (3.12)          (7.16)         (1.69)
                                           -----------     -----------    -----------

Net Asset Value, End of Period ............$     39.13     $     31.12    $     33.53
                                           ===========     ===========    ===========

  Total Return(3) .........................      38.21%          17.85%         15.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................       0.80%           0.80%          0.80%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets .....................      (0.19)%          0.12%          0.23%(4)

Portfolio Turnover Rate ...................         42%            128%           107%

Net Assets, End of Period (in thousands) ..$   186,025     $    36,065    $       334

(1) November 14, 1996 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

24      1-800-345-2021                         See Notes to Financial Statements

Vista--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                  Investor Class
                                              1999          1998        1997          1996          1995
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period ......$    9.27     $   14.53   $   15.68     $   15.73     $   10.94
                                           ---------     ---------   ---------     ---------     ---------

Income From Investment Operations

  Net Investment Loss(1) ..................    (0.05)        (0.05)      (0.10)        (0.11)        (0.08)

  Net Realized and Unrealized Gain(Loss)
  on Investment Transactions ..............     6.19         (4.41)       0.13          1.09          4.90
                                           ---------     ---------   ---------     ---------     ---------

  Total From Investment Operations ........     6.14         (4.46)       0.03          0.98          4.82
                                           ---------     ---------   ---------     ---------     ---------

Distributions

  From Net Realized Gains
  on Investment Transactions ..............     --           (0.80)      (1.18)        (1.02)        (0.03)

  In Excess of Net Realized Gains .........     --            --          --           (0.01)         --
                                           ---------     ---------   ---------     ---------     ---------

  Total Distributions .....................     --           (0.80)      (1.18)        (1.03)        (0.03)
                                           ---------     ---------   ---------     ---------     ---------

Net Asset Value, End of Period ............$   15.41     $    9.27   $   14.53     $   15.68     $   15.73
                                           =========     =========   =========     =========     =========

  TOTAL RETURN(2) .........................    66.24%       (31.94)%      0.29%         6.96%        44.20%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .....................     1.00%         1.00%       1.00%         0.99%         0.98%

Ratio of Net Investment Loss
to Average Net Assets .....................    (0.40)%       (0.42)%     (0.73)%       (0.70)%       (0.60)%

Portfolio Turnover Rate ...................      187%          229%         96%           91%           89%

Net Assets, End of Period (in millions) ...$   1,146     $     895   $   1,828     $   2,276     $   1,676

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.

See Notes to Financial Statements              www.americancentury.com         25

Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                              Advisor Class
                                               1999          1998          1997          1996(1)
--------------------------------------------------------------------------------------------------

PER-SHARE DATA

Net Asset Value, Beginning of Period .......$    9.23     $   14.50     $   15.67     $   16.87
                                            ---------     ---------     ---------     ---------

Income From Investment Operations

  Net Investment Loss(2) ...................    (0.08)        (0.08)        (0.14)        (0.02)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............     6.16         (4.39)         0.15         (1.18)
                                            ---------     ---------     ---------     ---------

  Total From Investment Operations .........     6.08         (4.47)         0.01         (1.20)
                                            ---------     ---------     ---------     ---------

Distributions

  From Net Realized Gains
  on Investment Transactions ...............     --           (0.80)        (1.18)         --
                                            ---------     ---------     ---------     ---------

Net Asset Value, End of Period .............$   15.31     $    9.23     $   14.50     $   15.67
                                            =========     =========     =========     =========

  Total Return(3) ..........................    65.87%       (32.08)%        0.15%        (7.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................     1.25%         1.25%         1.25%         1.25%(4)

Ratio of Net Investment
Loss to Average Net Assets .................    (0.65)%       (0.67)%       (0.98)%   (1.20)%(4)

Portfolio Turnover Rate ....................      187%          229%           96%           91%

Net Assets, End of Period (in thousands) ...$   7,755     $   4,052     $   6,553     $   5,646

(1) October 2, 1996 (commencement of sale) through October 31, 1996.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

26     1-800-345-2021                           See Notes to Financial Statements

Vista--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                    Institutional Class

                                                1999        1998        1997(1)
--------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value, Beginning of Period .......$     9.32  $    14.56  $    15.73
                                            ----------  ----------  ----------

Income From Investment Operations

  Net Investment Loss(2) ...................     (0.04)      (0.01)      (0.07)

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ...............      6.23       (4.43)       0.08
                                            ----------  ----------  ----------

  Total From Investment Operations .........      6.19       (4.44)       0.01
                                            ----------  ----------  ----------

Distributions

  From Net Realized Gains
  on Investment Transactions ...............      --         (0.80)      (1.18)
                                            ----------  ----------  ----------

Net Asset Value, End of Period .............$    15.51  $     9.32  $    14.56
                                            ==========  ==========  ==========

  TOTAL RETURN(3) ..........................     66.42%     (31.72)%      0.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ......................      0.80%       0.80%       0.80%(4)

Ratio of Net Investment Loss
to Average Net Assets ......................     (0.20)%     (0.22)%(0.53)%(4)

Portfolio Turnover Rate ....................       187%        229%         96%

Net Assets, End of Period (in thousands) ...$      122  $       60  $   13,581

(1) November 14, 1996 (commencement of sale) through October 31, 1997.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements               www.americancentury.com          27

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ultra Fund and Vista Fund,
(collectively the "Funds"), two of the funds comprising American
Century Mutual Funds, Inc., as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management.
Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October
31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Ultra
Fund and Vista Fund as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
December 7, 1999

28      1-800-345-2021

Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class,
Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy
Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50%
Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the
Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain
403(b) distributions [not eligible for rollover to an IRA or to another 403(b)
account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our
Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American
Century. You may revoke your election at any time by sending a written notice to
us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                  www.americancentury.com      29

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 13 growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one
"star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY ULTRA generally invests in the securities of mid-sized and larger companies that exhibit growth. It typically will have significant price fluctuations.

     AMERICAN CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of
500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA INDEX is a capitalization-weighted index consisting of S&P 500 stocks. S&P 500/BARRA VALUE consists of stocks with lower price-to-book ratios, and S&P 500/BARRA GROWTH consists of stocks with higher price-to-book ratios. In general, both share other characteristics with value- or growth-style stocks.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell
2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[left margin]

PORTFOLIO MANAGERS
------------------------------------
  Ultra
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA
------------------------------------
  Vista
       GLENN FOGLE, CFA
       ARNIE DOUVILLE

[end left margin]

30      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 22-27.

INVESTMENT TERMS

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the
Notes to Financial Statements.)

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of more than $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper, Inc. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- these are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of between $1.9 billion and $8.2 billion. Though dynamic given its sensitivity to market fluctuation, this is the market capitalization range on October 31, 1999, as determined by Lipper, Inc.
The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

                                                  www.americancentury.com      31

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- These are stocks generally considered to be companies with a market capitalization (the total value of a company's outstanding stock) of less than $1.9 billion. Though dynamic given itssensitivity to market fluctuation, this is the market capitalization breakpoint on October 31, 1999, as determined by Lipper, Inc. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low
P/E ratios.

FUND CLASSIFICATIONS
INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatilitylevels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time.
Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.

32      1-800-345-2021

[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                             RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS            TAX-FREE MONEY MARKETS

Premium Capital Reserve          FL Municipal Money Market
Prime Money Market               CA Municipal Money Market
Premium Government Reserve       CA Tax-Free Money Market
Government Agency                Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                    TAX-FREE BONDS

Target 2025*                     CA High-Yield Municipal
Target 2020*                     High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                             RISK LEVEL - MODERATE

TAXABLE BONDS                    TAX-FREE BONDS

Long-Term Treasury               CA Long-Term  Tax-Free
Target 2005*                     Long-Term Tax-Free
Bond                             CA Insured Tax-Free
Premium Bond

                             RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                    TAX-FREE BONDS

Intermediate-Term Bond           CA Intermediate-Term Tax-Free
Intermediate-Term Treasury       AZ Intermediate-Term Municipal
GNMA                             FL Intermediate-Term Municipal
Inflation-Adjusted Treasury      Intermediate-Term  Tax-Free
Limited-Term Bond                CA Limited-Term Tax-Free
Target 2000*                     Limited-Term  Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                             RISK LEVEL - AGGRESSIVE

                                 DOMESTIC EQUITY

                                 Small Cap Quantitative
                                 Small Cap Value

                             RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED        DOMESTIC EQUITY          SPECIALTY

Strategic Allocation:            Equity Growth            Utilities
   Aggressive                    Equity Index             Real Estate
Balanced                         Tax-Managed Value
Strategic Allocation:            Income & Growth
   Moderate                      Value
Strategic Allocation:            Large Cap Value
   Conservative                  Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                             RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                  SPECIALTY                INTERNATIONAL

New Opportunities                Global Gold              Emerging Markets
Giftrust(reg.tm)                                          International Discovery
Vista                                                     International Growth
Heritage                                                  Global Growth
Growth
Ultra(reg.tm)
Select

                             RISK LEVEL - MODERATE

                                 SPECIALTY
                                 Global Natural Resources

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

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[graphic of runners]

Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

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[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED  RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

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American Century Investments                                    BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                         COMPANIES

9912                              Funds Distributor, Inc. is the distributor for
SH-ANN-18859                        American Century funds
                                 (c)1999 American Century Services Corporation